                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2002

                            Merrill Lynch & Co., Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                1-7182                     13-2740599
--------------------------------------------------------------------------------
       (State or other            (Commission              (I.R.S. Employer
       jurisdiction of            File Number)             Identification No.)
       incorporation)

4 World Financial Center, New York, New York 10080
--------------------------------------------------

         (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events
             ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83374) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $42,000,000 aggregate principal amount of 1% Convertible Securities Exchangeable into McDonald's Corporation common stock due May 28, 2009 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

                                    EXHIBITS

             (4) Instruments defining the rights of security holders, including indentures.

                                    Form of Merrill Lynch & Co., Inc.'s 1%
                                    Convertible Securities Exchangeable into
                                    McDonald's Corporation common stock due May
                                    28, 2009.

             (5) & (23)             Opinion re: legality; consent of counsel.

                                    Opinion of Sidley Austin Brown & Wood LLP relating to the 1% Convertible Securities Exchangeable into McDonald's Corporation common stock due May 28, 2009 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MERRILL LYNCH & CO., INC.
                                       -------------------------
                                              (Registrant)


                                       By: /s/ John C. Stomber
                                           -------------------
                                               John C. Stomber
                                              Senior Vice President
                                                     and
                                                  Treasurer

Date: May 28, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            MERRILL LYNCH & CO., INC.



                          EXHIBITS TO CURRENT REPORT ON
                           FORM 8-K DATED MAY 28, 2002


                                                   Commission File Number 1-7182

                                  Exhibit Index

       Exhibit No.      Description                                                        Page
       -----------      -----------                                                        ----
       (4)              Instruments defining the rights of security holders,
                        including indentures.

                        Form of Merrill Lynch & Co., Inc.'s 1% Convertible
                        Securities Exchangeable into McDonald's Corporation common stock due May 28, 2009.

       (5) & (23)       Opinion re: legality; consent of counsel.

                        Opinion of Sidley Austin Brown & Wood LLP relating to the 1% Convertible Securities Exchangeable into
                        McDonald's Corporation common stock due May 28, 2009
                        (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration
                        Statement relating to such Securities).